                             CONFIDENTIAL TREATMENT

                                LICENSE AGREEMENT

         This LICENSE AGREEMENT (this "Agreement") is made this 30th day of
April, 2002 by and between Namco Hometek Inc., a corporation organized pursuant to the laws of the State of Delaware, whose address is 2055 Junction Avenue, San
Jose, California 95131 (hereinafter referred to as "Licensor") and Majesco
Sales, Inc., a corporation organized pursuant to the laws of the State of New
Jersey, whose address is 244 Fernwood Avenue, Edison, New Jersey 08837
(hereinafter referred to as "Licensee").

         The parties hereto agree as follows:

         1. Definitions. As used in this Agreement the following terms shall have the following respective meanings:

            (a) "Licensed Materials": The original images, characters, game designs, dialog and audio-visual representations embodied in certain interactive entertainment software otherwise known as "PAC-MAN COLLECTION" and "NAMCO
MUSEUM".

            (b) "Licensed Products": Pre-existing master cartridges to be delivered by Licensor to Licensee for the video games "PAC-MAN COLLECTION" and
"NAMCO MUSEUM" compatible with the Nintendo Gameboy Advance video game hardware system.

            (c) "Territory": North America.

            (d) "Term": The term of the license hereby granted shall commence as of the date of this Agreement and shall continue until December 31, 2003, unless terminated sooner as provided herein.

            (e) "Guaranteed License Fee": Licensee agrees to pay Licensor an advance and guarantee license fee of ***** payable upon the full execution of this Agreement and the remaining **** payable within ten (10) business days of the earlier of the first commercial shipment of either Licensed product or
December 31, 2002.

            (f) "Royalty Rate": Licensee agrees to pay Licensor per unit royalty of **** per unit for each manufactured unit of the Licensed Product during the term of this Agreement. Licensee agrees to: (i) within **** days of the end of the month in each calendar quarter provided Licensor with a royalty report and payment the manufacture of License Products during that quarter; (ii) maintain all books and records related to the manufacture of the Licensed Products at
Licensee's principal place of business; (iii) permit Licensor to audit
Licensee's books and records once per year upon providing no less than two weeks written notice; (iv) immediately pay Licensor any underpayment of royalties and
Licensor's reasonable audit fees should said audit disclose an underpayment exceeding **** of the amount due to Licensor; (v) Licensee may cross-collateralize any royalty payments due to Licensor for the sale of "NAMCO
MUSEUM" and "PAC-MAN COLLECTION"; and (vi) Licensor shall be solely responsible for

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paying any fees or royalties otherwise due from Licensor to any third party for the development of the Licensed Products.

2. Grant of License.

            (a) Upon the terms and conditions set forth in this Agreement,
Licensor hereby grants to Licensee and Licensee hereby accepts for the Term of this Agreement, a non-transferable license to manufacture, promote, distribute the Licensed Products for the ultimate retail to the public throughout the
Territory arid to use the Licensed Materials solely in connection therewith, but in no event shall Licensee be allowed to distribute or sell the Licensed
Products before September 1, 2002. Such license shall be exclusive only with respect to the distribution of the Licensed Products in the Territory during the
Term. Licensee shall have no rights to the Licensed Products or the Licensed
Materials except as expressly set forth in this Agreement.

            (b) The manufacturing and distribution rights granted by Licensor to
Licensee pursuant to subparagraph 2(a) above shall be subject to the following limitations:

                (i) Licensee shall be solely responsible for obtaining, and shall obtain, all approvals, consents and permissions which may be required from
Nintendo Ltd., Nintendo of America, Inc. or any affiliate thereof (collectively
"Nintendo") and shall at all times comply with all requirements and guidelines of Nintendo with respect to the Licensed Products and the manufacture, advertising, promotion, distribution and sale thereof hereunder; and

            (c) Licensee specifically understands and agrees that no rights are granted herein with respect to any trademark(s), logo(s) or copyrights owned or licensed by Licensor other than those specifically included in the Licensed
Materials, it being understood that, except as expressly provided to the contrary herein, all rights in and to said properties are reserved exclusively to Licensor for use and/or licensing as it deems appropriate to third party(ies)
of its choice.

            (d) Licensee shall have no rights whatsoever to use, distribute, or otherwise exploit the Licensed Products, the Licensed Materials or the
Promotional Material (as defined below) after the expiration of the Term hereof
(as the Term may be extended by mutual written agreement) -

         3. Consideration. In consideration of the license granted to Licensee hereunder, Licensee shall pay. to Licensor the License The in full, without deductions of any type or kind, on or before the date which is the later of
***** days following the later of (i) the date of this Agreement and (ii)
Licensor's delivery to Licensee of the master of the Licensed Products.

         4. Reservation of Rights; Premiums.

            (a) Licensor reserves all rights not expressly conveyed to Licensee hereunder, and, notwithstanding anything to the contrary contained herein,
Licensor may exploit, and grant

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licenses to others to exploit, (i) the Licensed Products outside of the
Territory at any time or in the Territory after the Term, (ii)Licensed Materials in connection with any products or services whatsoever other than the Licensed
Products, including without limitation other "NAMCO MUSEUM," "PAC-MAN" or "MS.
PAC-MAN" video games, and (iii) any "NAMCO MUSEUM," "PAC-MAN" or "MS. PAC-MAN"
video games designed for use on any hardware platform other than Nintendo
Gameboy Advance.

            (b) Licensee agrees that it will not use, or knowingly permit the use of, and will exercise due care that its Customers (as defined in Paragraph
12 below) likewise will refrain from the use of, the Licensed Products as a premium, except with the prior written consent of Licensor (which consent
Licensor. may grant or withhold in its absolute discretion). For purposes of this Paragraph 4(b), the term "premium" shall be defined as including but not necessarily limited to, free or self-liquidating items offered to the public in conjunction with the sale or promotion of a product or service, including traffic building or continuity visits by the consumer/Customer, or any similar scheme or device the prime intent of which is to use the Licensed Products in such a way as to promote, publicize and/or sell the products, service or business image of the user of such item.

         5. Master Material from Licensor. Licensor shall provide Licensee with
***** master cartridge which Licensee shall duplicate exactly to manufacture the
Licensed Products, and master artwork and packaging material which Licensee shall duplicate exactly to manufacture the packaging for the Licensed Products.
Such master tapes, artwork and packaging material are collectively referred to herein as the "Master Material". Licensee shall in no way depart from or modify the Master Material during the manufacture, distribution and/or sale of the
Licensed Products or such packaging, except with the prior written approval of
Licensor as set forth in Paragraph 11 below,

         6. Indemnifications. (a) During the Term, and continuing after the expiration or termination of this Agreement, Licensor shall indemnify Licensee and shall hold it harmless from any loss, liability, damage, cost or expense arising out of any claims or suits which may be brought or made against Licensee by reason of the material breach of Licensor's warranties or representations as set forth in Paragraph ___ hereof, provided that Licensee shall give prompt written notice and full cooperation and assistance to Licensor relative to any such claim or suit, and provided further, that Licensor may elect, but shall not have the obligation, to undertake and conduct the defense of any suit so brought. Licensee shall cooperate fully in all respects with Licensor in the conduct and defense of said suit and/or proceedings related thereto.

            (b) During the Term, and continuing after the expiration or termination of this Agreement, Licensee shall indemnify Licensor (which shall include for purposes of this subparagraph Licensor's affiliated companies and its and their officers, directors, employees and representatives) and shall hold it harmless front any loss, liability, damage, cost or expense arising out of any claims or suits which may be brought or made against Licensor (i) by reason of (A) any breach of Licensee's covenants and undertakings hereunder, including without limitation those set forth in Paragraphs 2(b) and hereof, (B) any unauthorized use of the Licensed Products or the Licensed Materials, (C) any use
of any trademark, copyright, design, patent, process,

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method or device, except for those users of the Licensed Materials that are specifically approved by Licensor pursuant to the terms of this Agreement, (D)
Licensee non-compliance with any applicable federal, state or local law or with any other applicable regulations, (E) any alleged __________ and/or inherent dangers (whether obvious or hidden) in the Licensed Products or the use thereof, or (ii) by Nintendo base on a claim that Licensee or any permitted sublicensee or subcontractor does not have the right to manufacture, or have manufactured, the Licensed Products in a format compatible with the Nintendo Game System.

            (c) With regard to 9(b)(i)(E) above, Licensee agrees to obtain, at its own expense, product liability and advertising insurance providing adequate protection for Licensor and Licensee against any such claims or suits in amounts no less than Two Million Dollars ($2,000,000) per occurrence, combined single limits. Promptly following the execution of this Agreement, Licensee undertakes to submit to Licensor fully paid policies or certificates of insurance naming
Licensor as an additional insured party and requiting that the insurer(s) shall not terminate or materially modify such without written notice to Licensor at least twenty (20) days in advance thereof.

         7. Artwork; Copyright and Trademark Notices. (a) The Licensed Materials
shall be displayed or used only in such form and in such manner as the Licensed
Materials appears in the Master Material provided by Licensor to Licensee. Any departure from or modification to the Master Material shall be subject to
Licensor's prior written approval as set forth in Paragraph 11 below, and
Licensee undertakes to assure usage of the Licensed Materials solely as approved hereunder.

            (b) Licensee acknowledges that, as between Licensor and Licensee, the Licensed Products, the Licensed Materials and all copyrights, trademarks and other proprietary rights in and t the Licensed Products and the Licensed
Materials are owned exclusively by Licensor or its licensees. Licensee acknowledges that its use of the copyrights and trademarks licensed to it hereunder inures to the benefit of Licensor or its licensees, an that Licensee will not acquire any rights to the Licensed Products or the Licensed Materials, or such relevant copyrights or trademarks, other than as licensed herein.
Notwithstanding anything to the contrary contained herein, it is acknowledged by the parties that Namco Ltd. owns the Licensed Materials and that Licensor has licensed from Namco Ltd. the rights in the License Materials necessary to enter into this agreement with Licensee. Licensee acknowledges that Licensor shall have the right to terminate this Agreement in the event Licensee asserts any right (other then those granted pursuant to this Agreement) in or to the
Licensed Products or the Licensed Materials. Without limiting the generality of the foregoing, the Master Material provided by Licensor to Licensee pursuant to
Paragraph C hereto is provided to Licensee solely for purposes of manufacturing, advertising, promoting and selling the Licensed Products as permitted hereunder, and all rights (arising under copyright or trademark law, or otherwise) in and to the Master Material (including, without limitation, all rights to the particular copies provided to Licensee and to all underlying property, tangible or intangible, embodied therein) shall remain the sole and exclusive property of
Licensor. Licensee further agrees and acknowledges that Licensor shall own the copyright and other proprietary rights in any and all artwork and other derivative works that incorporate the Licensed Materials (it being agreed that
Licensee shall have no right to modify the Licensed Products or otherwise to create derivative works incorporating the Licensed Materials except in connection with creating Promotional Material (as defined

herein) for the advertising and promotion of the Licensed Products as approved in writing by Licensor). At the request of Licensor, Licensee shall execute such form(s) of assignment of copyright in any such derivative works based in whole or in part upon the Licensed Materials as Licensor may reasonably request. If any third party makes or has made any contribution to the creation of any such derivative work authorized for use hereunder, Licensee agrees to obtain from such party a full assignment of rights and/or acknowledgement, of work-for-hire status so that the foregoing assignment by Licensee shall vest full rights in
Licensor.

            (c) The Licensee shall cause to be imprinted, irremovably and legibly on each copy of the Licensed Products manufactured, distributed or sold under this Agreement, and all advertising, promotional, packaging and wrapping material wherein the Licensed Materials appears, the following as directed by
Licensor:

                (i) The appropriate copyright notices, as directed and in each instance specified by Licensor.

                (ii) The appropriate trademark notices with respect to the
Licensed Materials (and any component thereof) as specified in each instance by
Licensor.

            (d) In no event shall Licensee use, in respect to the Licensed
Products and/or in relation to any advertising, promotional, packaging or wrapping material, any copyright or trademark notices which shall conflict with, be confusing with, or negate, any notices required hereunder by Licensor in respect to the Licensed Materials.

            (e) Licensee agrees to deliver to Licensor ***** of each the
Licensed Products together with their packaging and wrapping material for trademark registration purposes in compliance with applicable laws, simultaneously upon distribution to the public. Licensee further agrees to provide Licensor with the date of the first use of the Licensed Products in interstate and intrastate commerce.

            (f) Licensee shall assist Licensor, at Licensor's expense, in the procurement, protection and maintenance of Licensor's rights to the Licensed products and the Licensed Materials. Licensor may, but shall not have the obligation to, in its sole discretion, commence or prosecute and effect the disposition of any claims or suits relative to the imitation, infringement and/or unauthorized use of the Licensed products and Licensed Materials either in its own name, or in the name of Licensee, or join Licensee as a party in the prosecution of such claims or suits. Licensee agrees to cooperate fully with
Licensor in connection with any such claims or suits and undertakes to furnish full assistance to Licensor in the conduct of all proceedings in regard thereto.
Licensee shall promptly notify Licensor in writing of any infringements or imitations or unauthorized uses by others of the Licensed Products or the
Licensed Materials. Licensor shall in its sole discretion have the right to settle or effect compromises in respect thereof.

         8. Approvals and Quality Controls. (a) Licensee agrees to comply and maintain compliance with the quality standards and specifications of Licensor in respect to all uses of the Licensed products and the Licensed Materials on or in relation to the Licensed products

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throughout the Term and any extension thereof. Licensee agrees to furnish to
Licensor ***** of the Licensed products, together with all artwork, packaging, instructional and similar materials associated therewith. Licensor shall have full prior approval rights over all elements of the Licensed products and packaging and any Promotional Material therefor, including, without limitation, all artwork, images, dialogue, sound, music and text contained therein or thereon.

            (b) Neither the Licensed Products nor any material whatsoever utilizing the Licensed Materials shall be manufactured, sold, distributed or promoted by Licensee without prior written approval as contemplated under the terms of this Agreement. Licensee may, subject to Licensor's prior written approval use textual and/or pictorial matter pertaining to the Licensed
Materials on such promotional, display and advertising material (collectively, the "Promotional Material") as may, in Licensee's reasonable judgment, promote the sale of the Licensed products.

            (c) Approval or disapproval shall lie in Licensor's sole discretion and shall be exercised as follows: (i) any approval by Licensor hereunder shall be effective only if given in writing by an authorized officer of Licensor; (ii)
approval or disapproval of the Licensed Products pursuant to subparagraph 11(a)
above shall be provided in writing by Licensor within **** of Licensor's receipt of the samples of the Licensed Products; (iii) approval or disapproval of any
Promotional Material pursuant to subparagraph 11(b) above shall be provided in writing by Licensor within **** of Licensor's receipt of said Promotional
Material. Licensor shall be deemed to have approved artwork for packaging and
Promotional Material actually provided by an authorized officer of Licensor to the extent such artwork is used only for the purposes for which such artwork was expressly provided. If pursuant to this subparagraph Licensor disapproves of the
Licensed Products and/or any Promotional Material, Licensee shall make such changes in the aforesaid as is necessary to secure Licensor's approval, as the case may be, and shall, at Licensor's request, resubmit the Licensed Products and/or the Promotional Material for Licensor's approval in accordance with the preceding procedure. Any Licensed Products or Promotional Material not approved in writing shall be deemed disapproved and unlicensed and shall not be manufactured, sold, distributed, or otherwise exploited. If the Licensed
Products is being manufactured, sold or shipped and has not been approved by
Licensor, and/or any promotional Material that has not been approved is distributed by Licensee, Licensor may, together with other remedies available to it including, but not limited to, immediate termination of this Agreement, require such Licensed Products and/or Promotional Material to be immediately withdrawn from the market and all copies thereof to be destroyed, such destruction to be attested to in a certificate signed by an authorized agent of
Licensee.

            (d) Any modification of the Licensed Products must be submitted in advance for Licensor's prior written approval in accordance with subparagraphs
11(b) and 11(c) above, as applicable, as if it were a new Licensed Products.

            (e) The Licensed Products must conform in all material respects to the final production samples approved by Licensor. If in Licensor's reasonable judgment the quality of the Licensed Products originally approved has deteriorated in later production runs, or if the Licensed Products has otherwise been altered, Licensor may, in addition to other remedies

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available to it, require that the Licensed Products be immediately withdrawn from the market,. In the event of such deterioration, Licensor shall supply
Licensee, promptly following Licensee's written request, with a new master of the Licensed Products by which to permit Licensee to manufacture copies pursuant to the terms of this Agreement.

            (f) Licensee shall permit Licensor, upon reasonable notice, to inspect Licensee's or its designee's manufacturing operations and testing records (including those operations and records of any supplier or manufacturer approved pursuant to Paragraph 12 below) with respect to the Licensed Products.

            (g) If any changes or modifications are required to be made to any material submitted to Licensor for its prior written approval in accordance with this Paragraph 11 in order to ensure compliance with Licensor's specifications or standards of quality, Licensee agrees promptly to make such changes or modifications. Subsequent to final approval, no fewer than ***** of the Licensed
Products will be sent to Licensor, to ensure quality control, simultaneously upon distribution to the public.

            (h) To avoid confusion of the public, Licensee agrees not to associate other characters or licensed properties with the Licensed Materials on the Licensed Products or in the Promotional Material unless Licensee receives
Licensor's prior written approval. Furthermore, Licensee agrees not to use the
Licensed Materials (or any component thereof) on any business sign, business cards, stationery or forms, nor to use the Licensed Materials as part of the name of Licensee's business or any division thereof.

         9. Distribution; Sublicense Manufacture. (a) Licensee shall sell the
Licensed Products **** retail locations within the Territory (the "Customer")
for sale directly to the public.

            (b) Licensee shall not be entitled to sublicense any of its rights under this Agreement without the express prior written approval of Licensor in each instance. In the event Licensee is not the manufacturer of the Licensed
Products Licensee shall, subject to the prior written approval of Licensor
(which approval shall not be unreasonably withheld), be entitled to utilize a third-party manufacturer in connection with the manufacture and production of the Licensed Products, provided that such manufacturer shall execute a letter in the form of Exhibit 1. attached hereto and by this reference made a part hereof.
In no event shall any such sublicense agreement include the right to grant any further sublicenses.

         10. Goodwill. Licensee recognizes the great value of the publicity and goodwill associated with the Licensed Materials and acknowledges (i) such goodwill is exclusively that of Licensor and (ii) that the Licensed Materials has acquired a secondary meaning as Licensor's trademarks and/or identifications in the mind of the purchasing pub1ic. Licensee further recognizes and acknowledges that a breach by Licensee of any of its covenants, agreements or undertakings hereunder will cause Licensor irreparable damage, which may not be readily remedied in damages in an action at law, and may, in addition thereto, constitute an infringement of Licensor's copyrights, trademarks and/or other proprietary rights in and to the Licensed

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Materials, thereby entitling Licensor to equitable remedies and costs in addition to any other rights or remedies Licensor may have hereunder at law or in equity. Licensee expressly acknowledges and agrees that under no circumstances will Licensee be entitled to rescind any rights granted under this
Agreement or to injunctive or other equitable relief in connection with this
Agreement., Licensee's sole remedy in the event of any breach of this Agreement being an action for monetary damages.

         11. Licensor's Warranties and Representations. Licensor represents and warrants to Licensee that, subject to Licensee's complying with Paragraph 2(b)
hereof and the other terms and conditions of this Agreement:

             (a) It has, and will have throughout the term of this Agreement, the right to license the Licensed products and the Licensed Materials to
Licensee in accordance with the terms and provisions of this Agreement; and

             (b) The making of this Agreement by Licensor does not violate any agreements, rights or obligations existing between Licensor and any other person, firm or corporation.

12. Specific Undertakings of Licensee. During the Term and thereafter, Licensee agrees that:

             (a) It will not attack the title of Licensor in and to the Licensed products, the Licensed Materials or any copyright or trademark pertaining thereto, nor will it attack the validity of the license granted hereunder;

             (b) It will not harm, misuse or bring into disrepute the Licensed
Products or the Licensed Materials, but on the contrary, will maintain the value and reputation thereof to the best of its ability;

             (c) It will manufacture, sell, promote and distribute the Licensed
Products in an ethical manner and in accordance with the terms and intent of this Agreement, and in compliance with all applicable government regulations and industry standards;

             (d) It will not create any expense chargeable to Licensor;

             (e) It will protect to the best of its ability its right to manufacture, sell, promote and distribute the Licensed Products hereunder;

             (f) It will at all times comply with all government laws and regulations, including but not limited to product safety, food, health, drug, cosmetic, sanitary or other similar laws, and all voluntary industry standards relating or pertaining to the manufacture, sale, advertising or use of the
Licensed products, and shall maintain its appropriate customary high quality standards. It shall comply with any regulatory agencies which shall have jurisdiction over the Licensed Products and shall procure and maintain in force any and all permissions, certifications and/or other authorizations from governmental and/or other official authorities that may be required, except it shall not be Licensee's responsibility to procure such permissions, certifications and/or other authorizations with respect to the Licensed
Materials or other content

of the Licensed Products. The Licensed Products and all components thereof shall comply with all applicable laws, regulations and voluntary industry standards.
Licensee shall follow reasonable and proper procedures for testing that the
Licensed Products complies with such laws, regulations and standards. Upon reasonable notice, Licensee shall permit Licensor or its designees to inspect any such testing records and procedures with respect to the Licensed Products for compliance. If the License Products does not comply with all applicable laws, regulations and standards, then it shall automatically be deemed unapproved;

             (g) It will, pursuant to Licensor's instructions, duly take any and all necessary steps at Licensor's expense which shall be limited to reimbursement for actual out-of-pocket costs to secure execution of all necessary documentation for the recordation of itself as user of the Licensed
Materials in any jurisdiction where this is required or where Licensor reasonable requests that such recordation shall be effected. Licensee further agrees that it will, at Licensor's expense cooperate wit Licensor in cancellation of any such recordation at the expiration of this Agreement or upon termination of Licensee's right to use the Licensed Materials. Licensee hereby appoints Licensor its Attorney-in-fact for such purpose; and

             (h) It shall not, and it shall cause its permitted sublicensees and its Customer to not advertise in any media, including, but not limited to trade, consumer and co-op advertisements, that the Licensed products contains the original Pac-Man game or the original Ms. Pac-Man game or any statement or indication to that effect. In the event Licensee, any permitted sublicensee or any Customer violates this advertising prohibition, Licensee shall be in material breach of this Agreement and Licensor shall be entitled, in its sole discretion (and in addition to any other rights and remedies it may have) at any time thereafter, to terminate this Agreement as set forth in Paragraph 16 below and proceed against Licensor for damages.

         13. Termination. Licensor shall have the right to terminate this
Agreement without prejudice to any rights which it may have, whether pursuant to the provisions of this Agreement or otherwise in law, or in equity, or otherwise, upon the occurrence of any one or more of the following events
(herein called "defaults"):

             (i) Licensee shall have failed to deliver to Licensor or to maintain in full force and effect the insurance referred to in subparagraph
___(c) hereof;

             (ii) If Licensee shall fail to make any payments due hereunder on the date due or within ten (10) days thereafter;

             (iii) If Licensee shall fail to comply with any laws, regulations or voluntary industry standards as provided in Paragraph 15(f) or if any governmental agency or other body, office or official vested with appropriate authority finds that the Licensed products is harmful or defective in any way, manner or form, or, is being manufactured, sold or distributed in contravention of applicable laws, regulations or standards, or in a manner likely to cause harm;

             (iv) If Licensee shall sell or distribute, whichever first occurs, the Licensed products or any Promotional Material without the prior written approval of Licensor as provided in Paragraph 11 hereof;

             (v) If Licensee shall fail to comply with any applicable
requirements or guidelines of Nintendo as provided in Paragraph 2(b)(i);

             (vi) If Licensee, its permitted sublicensees or Customer violates the advertising prohibitions set forth in Paragraph 15(j) above; or

             (vii) If Licensee otherwise defaults in the performance of any of its obligations provided for in this Agreement.

             (b) In the event any of these defaults occur and Licensor in its sole discretion elects to terminate this Agreement, Licensor shall give notice of termination in writing to Licensee. Licensee shall have ***** from the date of giving notice in which to correct any of these defaults (except with respect to the default referenced in Paragraph 16(a)(x) above, which the parties agree is not capable of cure), as to any default which is curable with the payment of money and **** as to any other default. If any such nonmonetary default cannot reasonably be cured within such **** periods and provided that (i) Licensee commences to cure such default within such **** period and thereafter diligently and continuously prosecutes the same and (ii) Licensor is not adversely affected by such further extension, such **** period shall be extended for an additional
**** period. Failing a timely cure as aforesaid, this Agreement shall thereupon immediately terminate, and any and all payments then or later due from Licensee hereunder shall then be promptly due and payable and no portion of prior payments shall be repayable to Licensee. In addition, Licensee must provide to
Licensor, within **** from an event of default hereunder, or Licensee's failure to cure said default within the time periods hereinabove set forth (if applicable), copies of all Promotional Material then in Licensee's possession or under Licensee's control, and all masters, prints, negatives or other materials necessary to make such Promotional Materials, in addition to all such materials necessary to manufacture the Licensed products.

             (c) Licensee shall have the right to terminate this Agreement if
Licensor is in material breach of any of. its warranties or representations hereunder. In the event of any such material breach, Licensee shall give notice of termination (if Licensee elects to terminate) in writing to Licensor.
Licensor shall have **** from the date of giving notice in which to correct any such material breach. If any such material breach cannot reasonably be cured within such **** period, and provided that Licensor commences to cure such material breach within such **** period and thereafter diligently and continuously prosecutes the same, such **** period shall be extended for an additional **** period. In no event shall Licensee's termination hereunder entitle Licensee to a refund of any portion of the License Fee, except if
Licensor was in material default hereof and it is finally adjudicated by a court of competent jurisdiction that such default caused Licensee damages in the amount of such refund.

         14. Final Statement upon Termination or Expiration. Licensee shall deliver, as soon as practicable but not later than **** following the expiration or termination of this Agreement1 a statement indicating the number of copies of the Licensed products on hand together with a description of all promotional materials. following expiration or termination, Licensee shall cease to manufacture, sell, distribute or otherwise exploit the Licensed Products or the

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                                       10

Promotional Material. However, if Licensee has complied with all the terms of this Agreement1 including, but not limited to, complete and timely payment of the License Fee, then Licensee may continue to distribute and sell its remaining inventory for a period not to exceed ***** following such termination or expiration. The promotional Material may not be used or distributed in any manner by Licensee after the expiration or termination of this Agreement.

         15. Disposition of property Upon Default. In the event this Agreement is terminated by Licensor due to a default by Licensee, Licensee shall be deemed to have forfeited its sell-off rights pursuant to Paragraph 17 hereof. In such event, Licensee shall, at Licensor's election, make available such inventory
(i.e., the Licensed products only) to Licensor for purchase at or below cost;
deliver up to Licensor for destruction said remaining inventory; or furnish to
Licensor an affidavit attesting to the destruction of said remaining inventory.
If said inventory is delivered up to Licensor, Licensor may sell or otherwise exploit said inventory in its sole discretion. Licensor shall have the right to conduct a physical inventory in order to ascertain or verify such inventory. In addition to the forfeiture of sell-off rights and other remedies set forth above, Licensor shall have recourse to all other legal remedies available to it.
In addition, in the event of such default by Licensee, Licensee shall, at
Licensee's election, either deliver up to Licensor, or destroy (with a certificate of destruction signed by an officer of Licensee to be delivered to
Licensor promptly upon such destruction), all Promotional Material in Licensee's possession or otherwise obtainable by Licensee.

         16. Notices. Except as otherwise specifically provided herein, all notices which either party hereto is required or may desire to give to the other shall be given by addressing the same to the other at the address set forth above, or at such other address as may be designated in writing by any such party in a notice to the other given in the manner prescribed in this paragraph.
All such notices shall be sufficiently given five (5) business days after the date when the same shall be deposited so addressed, postage prepaid, in the united states mail (registered or certified return receipt requested) and/or on the date when the same shall have been transmitted via facsimile and/or delivered, correctly addressed, to a telegraph or cable company toll- prepaid.

         17. No Partnership, Etc. This Agreement does not constitute and shall not be construed as a constitution of a partnership or joint venture between
Licensor and Licensee. Neither party shall have any right to obligate or bind the other party in any manner whatsoever, and nothing herein contained shall give1 or is intended to give, any rights of any kind to any third persons.

         18. Confidentiality. Neither Licensor nor Licensee nor their respective affiliated companies shall disclose to any third party (other than their respective employees, directors, officers, attorneys and agents on a need-to-know basis) the subject matter and terms and conditions of this
Agreement, except to the extent this Agreement becomes a matter of public record or otherwise solely to the extent required by law or financial disclosure requirements. Further, Licensor and Licensee both acknowledge that Licensor and
Licensee may find it necessary to provide to the other party certain confidential information ("Confidential Information") that the disclosing party considers proprietary. Each party agrees to keep confidential all confidential
Information disclosed to it by the other party, and identified as such

---------------
* Confidential portion omitted and filed separately with the Securities Exchange
Commission.

                                       11

by the disclosing party, and to protect the confidentiality thereof in the same manner it protects the confidentiality of similar information of its own (at all times exercising at least a reasonable degree of care in the protection of confidential Information) provided, however, that neither party shall have any such obligation with respect to use or disclosure to third parties of such
Confidential Information as can be established to: have been known publicly;
have been generally known in the industry before communication by the disclosing party to the recipient; have become known publicly, without fault on the part of the recipient, subsequent to disclosure by the disclosing party. Notwithstanding the foregoing, nothing herein shall prevent a recipient from disclosing all or part of the Confidential Information that it is legally compelled to disclose
(by oral deposition, interrogatories, request for information or documents, subpoena, civil investigative demands, or any other process); provided, however, that before any such disclosure the recipient shall notify the disclosing party in writing of any such order or request to disclose and cooperate with the disclosing party (at the disclosing party's cost) with respect to any procedure sought to be pursued by the disclosing party in protecting against such disclosure. Upon the expiration or termination of this Agreement for any reason,
Licensee shall dispose of all tangible personal property belonging to Licensor and disclosed in accordance with this Agreement. All such property shall be returned to Licensor or destroyed (such destruction to be attested to in a certificate signed by an authorized agent of Licensee), at Licensor's election, within ***** after any such expiration or termination

         19. Assignment. This Agreement shall bind and inure to the benefit of
Licensor, its successors and assigns. This Agreement is personal to Licensee, and Licensee shall not sublicense nor franchise its rights hereunder, and
..neither this Agreement nor any of the rights of Licensee hereunder shall be sold, transferred or assigned by Licensee without the prior written consent of
Licensor and no rights hereunder shall devolve by operation of law or otherwise upon any receiver, liquidator, trustee or other party. Notwithstanding the foregoing, however, Licensor shall consider, in good faith, Licensee's request to assign this License and its rights under this Agreement to (a) any person or entity which is controlled by, controls or is under common control with
Licensee; (b) any surviving entity by reason of merger, consolidation, reorganization or other operation of law or by sale of all or substantially all of Licensee's assets; or (c) to any other party of which Licensor approves, in writing, prior to any such assignment. Any assignment of the Agreement shall be made expressly subject to the assignee's prior agreement, in writing, to comply with all of the terms and conditions hereof.

         20. Governing Law; Jurisdiction; and Attorney's Fees. This Agreement
shall be interpreted in accordance with the laws of the State of
California-applicable to contracts entered into and fully performed therein.
Licensee hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement brought by Licensor ray be instituted in a state or federal court in Santa Clara county, California; (ii) waives any objection which it may have now or hereafter to Santa Clara County as the venue for any such suit, action or proceeding; (iii) irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Northern
District of California (San Jose), or any court of the State of California located in Santa Clara County, in any such suit, action or proceeding; and (iv)
consents to the service of process by any means authorized by California law.
Licensee further agrees that the prevailing

---------------
* Confidential portion omitted and filed separately with the Securities Exchange
Commission.

                                       12

party any legal suit, action or proceeding arising out of or relating to this
Agreement shall be entitled to recover its reasonable attorney's fees and costs.

         21. Waiver, Modification, Integration, Severability. No waiver, modification or cancellation of any term or condition of this Agreement shall be effective unless executed in writing by the party charged therewith. No written waiver shall excuse the performance of any acts other than those specifically referred to therein. The fact that the Licensor has not previously insisted upon
Licensee expressly complying with any provision of this Agreement shall not be deemed to be a waiver of Licensor's future right to require compliance in respect thereof and Licensee specifically acknowledges and agrees that the prior forbearance in respect of any act, term or condition shall not. prevent Licensor from subsequently requiring full and complete compliance thereafter. If any term or provision of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction or any other authority vested with jurisdiction1 such holding shall not affect the validity or enforceability of any other term or provision hereto and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein. Headings of paragraphs herein are for convenience only and are without substantive significance.

         This Agreement shall be of no force or effect unless and until it is signed by all of the parties listed below:

AGREED AND ACCEPTED:                        AGREED AND ACCEPTED:

LICENSOR:                                   LICENSEE:

NAMCO HOMETEK INC.                          MAJESCO SALES, INC.

By:                                         By:
     -------------------------------------       -------------------------------
Its:                                        Its:
     -------------------------------------       -------------------------------
Date:                                       Date:
     -------------------------------------       -------------------------------

                                       13

                                    EXHIBIT 1

                                                         Dated

NAMCO HOMETEK INC.
2055 Junction Avenue
San Jose, California  91531

Ladies, and Gentlemen.:

         This letter will serve as notice to you that NAMCO HOMETEK INC. on the one hand, and MAJESCO SALES, INC. or' the other hand, we have been engaged as the manufacturer for MAJESCO SALES, INC. in connection with the manufacture of the interactive entertainment software known as "NAMCO MUSEUM" and "PAC-MAN
COLLECTION" for play on the Nintendo Gameboy Advance handheld videogame system.

         We understand that our engagement as the manufacturer for MAJESCO
SALES, INC., is subject to your written approval. We request, therefore, that you sign in the space below, thereby showing your acceptance of our engagement as aforesaid.

         Very truly yours,

         AGREED AND ACCEPTED;

         NAMCO HOME iEK7 INC.

         Its:
               -----------------------
         Date;

                                      A-1